Exhibit 99.1

Hewlett Packard Enterprise 3000 Hanover Street Palo Alto, CA 94304 hpe.com
Editorial contact
Kate Holderness,
Hewlett Packard Enterprise
corpmediarelations@hpe.com
HPE Investor Relations Investor.relations@hpe.com
News Release
HPE Reports Fiscal 2017 First Quarter Results

•	First quarter GAAP diluted net earnings per share of $0.16, above the previously provided outlook of $0.03 to $0.07 per share

•	First quarter non-GAAP diluted net earnings per share of $0.45, near the high end of the previously provided outlook of $0.42 to $0.46 per share

•	First quarter net revenue of $11.4 billion, down 10% from the prior-year period and down 4% when adjusted for divestitures and currency

•	First quarter cash flow from operations of ($1.5) billion, down from ($75) million in the prior-year period

•	Returned $750 million to shareholders in the form of share repurchases and dividends

•	Updates FY17 GAAP diluted net EPS outlook to $0.60 to $0.70 from $0.72 to $0.82

•	Updates FY17 non-GAAP diluted net EPS outlook to $1.88 to $1.98 from $2.00 to $2.10

PALO ALTO, Calif., February 23, 2017 - Hewlett Packard Enterprise (NYSE: HPE) today announced financial results for its fiscal 2017 first quarter, ended January 31, 2017.

First quarter net revenue of $11.4 billion was down 10% from the prior-year period and down 4% when adjusted for divestitures and currency.

First quarter GAAP diluted net earnings per share (EPS) was $0.16, up from $0.15 in the prior-year period, and above its previously provided outlook of $0.03 to $0.07. First quarter non-GAAP diluted net EPS was $0.45, up from $0.41 in the prior-year period, and near the high end of its previously provided outlook of $0.42 to $0.46. First quarter non-GAAP net earnings and non-GAAP diluted net EPS exclude after-tax costs of $505 million and $0.29 per diluted share, respectively, related to separation costs, restructuring charges, amortization of intangible assets, acquisition and other related charges, an adjustment to earnings from equity interests, defined benefit plan settlement and remeasurement charges and tax indemnification adjustments.

“I believe HPE remains on the right track,” said Meg Whitman, President and CEO of Hewlett Packard Enterprise.  “The steps we’re taking to strengthen our portfolio, streamline our organization, and build the right leadership team, are setting us up to win long into the future.”

HPE fiscal 2017 first quarter financial performance

	Q1 FY17	Q1 FY16	Y/Y
GAAP net revenue ($B)	$11.4	$12.7	(10%)
GAAP operating margin	4.1%	3.0%	1.1 pts.
GAAP net earnings ($B)	$0.3	$0.3	flat
GAAP diluted net earnings per share	$0.16	$0.15	7%
Non-GAAP operating margin	9.2%	8.1%	1.1 pts.
Non-GAAP net earnings ($B)	$0.8	$0.7	6%
Non-GAAP diluted net earnings per share	$0.45	$0.41	10%
Cash flow from operations ($B)	($1.5)	($0.1)	($1.4)
Information about HPE’s use of non-GAAP financial information is provided under “Use of non-GAAP financial information” below.

Outlook
Three significant headwinds have developed since Hewlett Packard Enterprise provided its original fiscal 2017 outlook at its Securities Analyst Meeting in October 2016: increased pressure from foreign exchange movements, higher commodities pricing, and some near-term execution issues. Given these challenges, the company is reducing its FY17 outlook by $0.12 in order to continue making the appropriate investments to secure the long-term success of the business.

For the fiscal 2017 second quarter, Hewlett Packard Enterprise estimates GAAP diluted net EPS to be in the range of ($0.03) to $0.01 and non-GAAP diluted net EPS to be in the range of $0.41 to $0.45. Fiscal 2017 second quarter non-GAAP diluted net EPS estimates exclude after-tax costs of approximately $0.44 per diluted share, related primarily to separation costs, restructuring charges and the amortization of intangible assets.

For fiscal 2017, Hewlett Packard Enterprise estimates GAAP diluted net EPS to be in the range of $0.60 to $0.70 and non-GAAP diluted net EPS to be in the range of $1.88 to $1.98. Fiscal 2017 non-GAAP diluted net EPS estimates exclude after-tax costs of approximately $1.28 per diluted share, related primarily to separation costs, restructuring charges and the amortization of intangible assets.

Fiscal 2017 first quarter segment results

•
Enterprise Group revenue was $6.3 billion, down 12% year over year, down 6% when adjusted for divestitures and currency, with a 12.7% operating margin. Servers revenue was down 12%, down 11% when adjusted for divestitures and currency, Storage revenue was down 13%, down 12% when adjusted for divestitures and currency, Networking revenue was down 33%, up 6% when adjusted for divestitures and currency, and Technology Services revenue was down 2%, up 4% when adjusted for divestitures and currency.

•
Enterprise Services revenue was $4.0 billion, down 11% year over year, down 6% when adjusted for divestitures and currency, with a 7.0% operating margin. Infrastructure Technology Outsourcing revenue was down 8%, down 7% when adjusted for divestitures and currency, and Application and Business Services revenue was down 17%, down 3% when adjusted for divestitures and currency.

•
Software revenue was $721 million, down 8% year over year, down 1% when adjusted for divestitures and currency, with a 21.4% operating margin. License revenue was down 9%, down 2% when adjusted for divestitures and currency, Support revenue was down 9%, down 2% when adjusted for divestitures and currency, Professional Services revenue was down 7%, down 5% when adjusted for divestitures and currency, and Software-as-a-service (SaaS) revenue was up 4%, up 6% when adjusted for divestitures and currency.

•	Financial Services revenue was $823 million, up 6% year over year, net portfolio assets were up 2%, and financing volume was down 10%. The business delivered an operating margin of 9.5%.
Revenue adjusted for divestitures and currency excludes revenue resulting from businesses divestitures in fiscal 2017, 2016 and 2015 and also assumes no change in the foreign exchange rate from the prior-year period. A reconciliation of GAAP revenue to revenue adjusted for divestitures and currency is provided in the earnings presentation at investors.hpe.com.

About Hewlett Packard Enterprise
Hewlett Packard Enterprise (HPE) is an industry leading technology company that enables customers to go further, faster. With the industry’s most comprehensive portfolio, spanning the cloud to the data center to workplace applications, our technology and services help customers around the world make IT more efficient, more productive and more secure.

Use of non-GAAP financial information
To supplement Hewlett Packard Enterprise’s condensed and consolidated financial statement information presented on a generally accepted accounting principles (GAAP) basis, Hewlett Packard Enterprise provides revenue on a constant currency basis, revenue adjusted for divestitures and currency, as well as non-GAAP operating expense, non-GAAP operating profit, non-GAAP operating margin, non-GAAP income tax rate, non-GAAP net earnings, non-GAAP diluted net earnings per share, gross cash, free cash flow, normalized free cash flow, net capital expenditures, net debt, net cash, operating company net debt and operating company net cash financial measures. Hewlett Packard Enterprise also provides forecasts of non-GAAP diluted net earnings per share and free cash flow. A reconciliation of adjustments to GAAP financial measures for this quarter and prior periods is included in the tables below or elsewhere in the materials accompanying this news release. In addition, an explanation of the ways in which Hewlett Packard Enterprise’s management uses these non-GAAP measures to evaluate its business, the substance behind Hewlett Packard Enterprise’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Hewlett Packard Enterprise’s management compensates for those limitations, and the substantive reasons why Hewlett Packard Enterprise’s management believes that these non-GAAP measures provide useful information to investors is included under “Use of non-GAAP financial measures” further below. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for revenue, operating profit, operating margin, net earnings, diluted net earnings per share, cash and cash equivalents, cash flow from operations, investments in property, plant and equipment, or total company debt prepared in accordance with GAAP.

Forward-looking statements

This press release contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of revenue, margins, expenses, effective tax rates, net earnings, net earnings per share, cash flows, benefit plan funding, share repurchases, currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring charges; any statements of the plans, strategies and objectives of management for future operations, including the pending divestiture transactions, the execution of restructuring plans and any resulting cost savings or revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on Hewlett Packard Enterprise and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements or assumptions underlying any of the foregoing.

Risks, uncertainties and assumptions include the need to address the many challenges facing Hewlett Packard Enterprise’s businesses; the competitive pressures faced by Hewlett Packard Enterprise’s businesses; risks associated with executing Hewlett Packard Enterprise’s strategy; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of Hewlett Packard Enterprise’s products and the delivery of Hewlett Packard Enterprise’s services effectively; the protection of Hewlett Packard Enterprise’s intellectual property assets, including intellectual property licensed from third parties; risks associated with Hewlett Packard Enterprise’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by Hewlett Packard Enterprise and its suppliers, customers and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the results of the divestiture transactions or restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of Hewlett Packard Enterprise’s business) and the anticipated benefits of the transactions or of implementing the restructuring plans; the resolution of pending investigations, claims and disputes; and other risks that are described in Hewlett Packard Enterprise’s Annual Report on Form 10-K for the fiscal year ended October 31, 2016 and subsequent Quarterly Reports on Form 10-Q.

As in prior periods, the financial information set forth in this press release, including tax-related items, reflects estimates based on information available at this time. While Hewlett Packard Enterprise believes these estimates to be reasonable, these amounts could differ materially from reported amounts in the Hewlett Packard Enterprise Quarterly Report on Form 10-Q for the quarter ended January 31, 2017. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited) (In millions, except per share amounts)

	Three months ended
	January 31, 2017	October 31, 2016	January 31, 2016
Net revenue	$11,407	$12,478	$12,724
Costs and expenses:
Cost of sales	8,108	8,689	9,112
Research and development	485	534	585
Selling, general and administrative	1,759	1,864	1,998
Amortization of intangible assets	101	126	218
Restructuring charges	177	395	311
Acquisition and other related charges	44	51	37
Separation costs	276	293	79
Defined benefit plan settlement and remeasurement charges (a)	(6)	—	—
Gain on MphasiS and H3C divestitures	—	(251)	—
Total costs and expenses	10,944	11,701	12,340
Earnings from operations	463	777	384
Interest and other, net	(78)	(94)	(80)
Tax indemnification adjustments	(18)	311	15
Loss from equity interests (b)	(22)	(4)	—
Earnings before taxes	345	990	319
Tax settlements (c)	—	(647)	—
Provision for taxes	(78)	(41)	(52)
Net earnings	$267	$302	$267

Net earnings per share:
Basic	$0.16	$0.18	$0.15
Diluted	$0.16	$0.18	$0.15
Cash dividends declared per share	$0.13	$—	$0.11
Weighted-average shares used to compute net earnings per share:
Basic	1,669	1,672	1,761
Diluted	1,700	1,709	1,778

(a)
Represents adjustment to net periodic pension cost resulting from remeasurements of the Hewlett-Packard Enterprise pension plans in anticipation of the spin-off and merger of Everett Spinco, Inc. with Computer Sciences Corporation.

(b)	Primarily represents the Company’s ownership interest in the net earnings of H3C, which it records as an equity method investment.

(c)
Related to the settlement of certain pre-separation Hewlett-Packard Company income tax liabilities of which $328 million (reported within Tax indemnification adjustments) is indemnified by HP Inc. through the Tax Matters Agreement.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
ADJUSTMENTS TO GAAP NET EARNINGS, EARNINGS FROM OPERATIONS,
OPERATING MARGIN AND DILUTED NET EARNINGS PER SHARE
(Unaudited)
(In millions, except percentages and per share amounts)

	Three months ended January 31, 2017	Diluted net earnings per share	Three months ended October 31, 2016	Diluted net earnings per share	Three months ended January 31, 2016	Diluted net earnings per share
GAAP net earnings	$267	$0.16	$302	$0.18	$267	$0.15

Non-GAAP adjustments:
Amortization of intangible assets	101	0.06	126	0.07	218	0.12
Restructuring charges	177	0.10	395	0.23	311	0.17
Acquisition and other related charges	44	0.03	51	0.03	37	0.02
Separation costs	276	0.16	293	0.17	79	0.04
Defined benefit plan settlement and remeasurement charges (a)	(6)	—	—	—	—	—
Gain on MphasiS and H3C divestitures	—	—	(251)	(0.15)	—	—
Tax indemnification adjustments	18	0.01	(311)	(0.18)	(15)	(0.01)
Loss from equity interests (b)	35	0.02	35	0.02	—	—
Adjustments for taxes	(140)	(0.09)	(252)	(0.14)	(166)	(0.08)
Tax settlements (c)	—	—	647	0.38	—	—
Non-GAAP net earnings	$772	$0.45	$1,035	$0.61	$731	$0.41

GAAP earnings from operations	$463		$777		$384

Non-GAAP adjustments:
Amortization of intangible assets	101		126		218
Restructuring charges	177		395		311
Acquisition and other related charges	44		51		37
Separation costs	276		293		79
Defined benefit plan settlement and remeasurement charges (a)	(6)		—		—
Gain on MphasiS and H3C divestitures	—		(251)		—
Non-GAAP earnings from operations	$1,055		$1,391		$1,029

GAAP operating margin	4%		6%		3%
Non-GAAP adjustments	5%		5%		5%
Non-GAAP operating margin	9%		11%		8%

(a)
Represents adjustment to net periodic pension cost resulting from remeasurements of the Hewlett-Packard Enterprise pension plans in anticipation of the spin-off and merger of Everett Spinco, Inc. with Computer Sciences Corporation.

(b)	Represents the amortization of the basis difference adjustments related to the H3C divestiture.

(c)
Related to the settlement of certain pre-separation Hewlett-Packard Company income tax liabilities of which $328 million (reported within Tax indemnification adjustments) is indemnified by HP Inc. through the Tax Matters Agreement.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (In millions, except par value)

	As of
	January 31, 2017	October 31, 2016
	Unaudited
ASSETS
Current assets:
Cash and cash equivalents	$9,858	$12,987
Accounts receivable	6,482	6,909
Financing receivables	2,922	2,923
Inventory	1,988	1,774
Other current assets	4,275	4,324
Total current assets	25,525	28,917
Property, plant and equipment	9,497	9,636
Long-term financing receivables and other assets (a)	13,604	13,166
Investments in equity interests	2,620	2,648
Goodwill and intangible assets	25,416	25,262
Total assets	$76,662	$79,629
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Notes payable and short-term borrowings (a)	$3,520	$3,530
Accounts payable	5,535	5,943
Employee compensation and benefits	1,736	2,364
Taxes on earnings	538	420
Deferred revenue	4,712	4,610
Other accrued liabilities	5,645	5,662
Total current liabilities	21,686	22,529
Long-term debt (a)	12,270	12,560
Other liabilities	11,132	13,022
Stockholders’ equity
HPE stockholders’ equity:
Preferred stock, $0.01 par value (300 shares authorized; none issued and outstanding at January 31, 2017)	—	—
Common stock, $0.01 par value (9,600 shares authorized; 1,663 and 1,666 shares issued and outstanding at January 31, 2017 and October 31, 2016, respectively)	17	17
Additional paid-in capital	34,848	35,248
Retained earnings	2,760	2,782
Accumulated other comprehensive loss	(6,124)	(6,599)
Total HPE stockholders’ equity	31,501	31,448
Non-controlling interests	73	70
Total stockholders’ equity	31,574	31,518
Total liabilities and stockholders’ equity	$76,662	$79,629

(a)
During the first quarter of fiscal 2017, the Company adopted on a retrospective basis the guidance on the presentation of debt issuance cost as a direct deduction from the related debt liability. As such, prior period amounts have been reclassified to conform to the current presentation.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (In millions)

	Three Months Ended January 31,
	2017	2016
Cash flows from operating activities:
Net earnings	$267	$267
Adjustments to reconcile net earnings to net cash used in operating activities:
Depreciation and amortization	840	989
Stock-based compensation expense	145	165
Provision for doubtful accounts and inventory	7	39
Restructuring charges	177	311
Deferred taxes on earnings	(125)	245
Excess tax benefit from stock-based compensation	(74)	(2)
Loss from equity interests	22	—
Other, net	125	44
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	466	612
Financing receivables	126	60
Inventory	(132)	(182)
Accounts payable	(231)	(788)
Taxes on earnings	(22)	(440)
Restructuring	(326)	(285)
Other assets and liabilities (a)	(2,729)	(1,110)
Net cash used in operating activities	(1,464)	(75)
Cash flows from investing activities:
Investment in property, plant and equipment	(923)	(832)
Proceeds from sale of property, plant and equipment	84	76
Purchases of available-for-sale securities and other investments	(7)	(144)
Maturities and sales of available-for-sale securities and other investments	1	143
Payments made in connection with business acquisitions, net of cash acquired	(292)	—
(Payments) proceeds from business divestitures, net	(20)	65
Net cash used in investing activities	(1,157)	(692)
Cash flows from financing activities:
Short-term borrowings with original maturities less than 90 days, net	24	2
Issuance of debt	248	300
Payment of debt	(262)	(109)
Settlement of cash flow hedge	—	(8)
Issuance of common stock under employee stock plans	158	4
Repurchase of common stock	(641)	(1,197)
Net transfer from former Parent	—	532
Excess tax benefit from stock-based compensation	74	2
Cash dividends paid	(109)	(96)
Net cash used in financing activities	(508)	(570)
Decrease in cash and cash equivalents	(3,129)	(1,337)
Cash and cash equivalents at beginning of period	12,987	9,842
Cash and cash equivalents at end of period	$9,858	$8,505

(a) Includes $1.9 billion of initial funding payments related to unfunded pension liabilities in association with the spin-off and merger of the Enterprise Services business with Computer Science Corporation.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Three months ended
	January 31, 2017	October 31, 2016	January 31, 2016
Net revenue: (a)
Enterprise Group	$6,325	$6,823	$7,182
Enterprise Services	4,037	4,590	4,555
Software	721	903	780
Financial Services	823	814	776
Corporate Investments	—	—	1
Total segment net revenue	11,906	13,130	13,294
Elimination of intersegment net revenue and other	(499)	(652)	(570)
Total Hewlett Packard Enterprise consolidated net revenue	$11,407	$12,478	$12,724

Earnings before taxes: (a)
Enterprise Group	$802	$909	$964
Enterprise Services	283	483	218
Software	154	290	136
Financial Services	78	83	100
Corporate Investments	(43)	(79)	(99)
Total segment earnings from operations	1,274	1,686	1,319

Corporate and unallocated costs and eliminations	(74)	(169)	(125)
Stock-based compensation expense	(145)	(126)	(165)
Amortization of intangible assets	(101)	(126)	(218)
Restructuring charges	(177)	(395)	(311)
Acquisition and other related charges	(44)	(51)	(37)
Separation costs	(276)	(293)	(79)
Defined benefit plan settlement and remeasurement charges (b)	6	—	—
Gain on MphasiS and H3C divestitures	—	251	—
Interest and other, net	(78)	(94)	(80)
Tax indemnification adjustments	(18)	311	15
Loss from equity interests (c)	(22)	(4)	—
Total Hewlett Packard Enterprise consolidated earnings before taxes	$345	$990	$319

(a)
Effective at the beginning of the first quarter of fiscal 2017, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes resulted in: (i) within the Enterprise Group segment, primarily, the transfer of the big data storage product group previously reported within the Servers business unit to the Storage business unit; the transfer of the Aruba services capabilities previously reported within the Networking business unit to the Technology Services business unit; and (ii) the transfer of the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment.

The Company reflected these changes to its segment information retrospectively to the earliest period presented, which resulted in: (i) within the Enterprise Group segment, primarily, the transfer of net revenue from the big data storage product group previously reported within the Servers business unit to the Storage business unit; the transfer of net revenue from the Aruba services capabilities previously reported within the Networking business unit to the Technology Services business unit; and (ii) the transfer of net revenue, related eliminations of intersegment revenues and operating profit related to the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment.

The changes within the Enterprise Group segment had no impact on Hewlett Packard Enterprise’s previously reported Enterprise Group segment net revenue and earnings from operations. The change between the Enterprise Services and Enterprise Group segments had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)
Represents adjustment to net periodic pension cost resulting from remeasurements of the Hewlett-Packard Enterprise pension plans in anticipation of the spin-off and merger of Everett Spinco, Inc. with Computer Sciences Corporation.

(c)	Represents the Company’s ownership interest in the net earnings of equity method investments, primarily H3C.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES SEGMENT/BUSINESS UNIT INFORMATION (Unaudited) (In millions, except percentages)

	Three months ended			Change (%)
	January 31, 2017	October 31, 2016	January 31, 2016	Q/Q	Y/Y
Net revenue: (a)
Enterprise Group
Servers	$3,103	$3,463	$3,536	(10%)	(12%)
Technology Services	1,943	1,974	1,985	(2%)	(2%)
Storage	730	827	837	(12%)	(13%)
Networking	549	559	824	(2%)	(33%)
Total Enterprise Group	6,325	6,823	7,182	(7%)	(12%)

Enterprise Services
Infrastructure Technology Outsourcing	2,637	2,846	2,874	(7%)	(8%)
Application and Business Services	1,400	1,744	1,681	(20%)	(17%)
Total Enterprise Services	4,037	4,590	4,555	(12%)	(11%)

Software	721	903	780	(20%)	(8%)
Financial Services	823	814	776	1%	6%
Corporate Investments	—	—	1	0%	(100%)
Total segment net revenue	11,906	13,130	13,294	(9%)	(10%)

Elimination of intersegment net revenue and other	(499)	(652)	(570)	(23%)	(12%)
Total Hewlett Packard Enterprise consolidated net revenue	$11,407	$12,478	$12,724	(9%)	(10%)

(a)
Effective at the beginning of the first quarter of fiscal 2017, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes resulted in: (i) within the Enterprise Group segment, primarily, the transfer of the big data storage product group previously reported within the Servers business unit to the Storage business unit; the transfer of the Aruba services capabilities previously reported within the Networking business unit to the Technology Services business unit; and (ii) the transfer of the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment.

The Company reflected these changes to its segment information retrospectively to the earliest period presented, which resulted in: (i) within the Enterprise Group segment, primarily, the transfer of net revenue from the big data storage product group previously reported within the Servers business unit to the Storage business unit; the transfer of net revenue from the Aruba services capabilities previously reported within the Networking business unit to the Technology Services business unit; and (ii) the transfer of net revenue, related eliminations of intersegment revenues and operating profit related to the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment.

The changes within the Enterprise Group segment had no impact on Hewlett Packard Enterprise’s previously reported Enterprise Group segment net revenue and earnings from operations. The change between the Enterprise Services and Enterprise Group segments had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES SEGMENT OPERATING MARGIN SUMMARY DATA (Unaudited)

	Three months ended	Change in Operating Margin (pts)
	January 31, 2017	Q/Q	Y/Y
Segment operating margin: (a)
Enterprise Group	12.7%	(0.6)pts	(0.7) pts
Enterprise Services	7.0%	(3.5)pts	2.2 pts
Software	21.4%	(10.7)pts	4.0 pts
Financial Services	9.5%	(0.7)pts	(3.4) pts
Corporate Investments (b)	NM	NM	NM
Total segment operating margin	10.7%	(2.1) pts	0.8 pts

(a)
Effective at the beginning of the first quarter of fiscal 2017, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes resulted in: (i) within the Enterprise Group segment, primarily, the transfer of the big data storage product group previously reported within the Servers business unit to the Storage business unit; the transfer of the Aruba services capabilities previously reported within the Networking business unit to the Technology Services business unit; and (ii) the transfer of the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment.

The Company reflected these changes to its segment information retrospectively to the earliest period presented, which resulted in: (i) within the Enterprise Group segment, primarily, the transfer of net revenue from the big data storage product group previously reported within the Servers business unit to the Storage business unit; the transfer of net revenue from the Aruba services capabilities previously reported within the Networking business unit to the Technology Services business unit; and (ii) the transfer of net revenue, related eliminations of intersegment revenues and operating profit related to the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment.

The changes within the Enterprise Group segment had no impact on Hewlett Packard Enterprise’s previously reported Enterprise Group segment net revenue and earnings from operations. The change between the Enterprise Services and Enterprise Group segments had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)	“NM” represents not meaningful.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES CALCULATION OF DILUTED NET EARNINGS PER SHARE (Unaudited) (In millions, except per share amounts)

	Three months ended
	January 31, 2017	October 31, 2016	January 31, 2016
Numerator:
GAAP net earnings	$267	$302	$267
Non-GAAP net earnings	$772	$1,035	$731

Denominator:
Weighted-average shares used to compute basic net earnings per share	1,669	1,672	1,761
Dilutive effect of employee stock plans (a)	31	37	17
Weighted-average shares used to compute diluted net earnings per share	1,700	1,709	1,778

GAAP diluted net earnings per share	$0.16	$0.18	$0.15
Non-GAAP diluted net earnings per share	$0.45	$0.61	$0.41

(a)	Includes any dilutive effect of restricted stock awards, stock options and performance-based awards.

Use of non-GAAP financial measures
To supplement Hewlett Packard Enterprise’s condensed and consolidated financial statement information presented on a GAAP basis, Hewlett Packard Enterprise provides revenue on a constant currency basis, revenue adjusted for divestitures and currency, non-GAAP operating expenses, non-GAAP operating profit, non-GAAP operating margin, non-GAAP income tax rate, non-GAAP net earnings, non-GAAP diluted net earnings per share, gross cash, free cash flow, normalized free cash flow, net capital expenditures, net debt, net cash, operating company net debt and operating company net cash financial measures. Hewlett Packard Enterprise also provides forecasts of non-GAAP diluted net earnings per share and free cash flow.
These non-GAAP financial measures are not computed in accordance with, or as an alternative to, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to revenue on a constant currency basis is revenue. The GAAP measure most directly comparable to revenue adjusted for divestitures and currency is revenue. The GAAP measure most directly comparable to non-GAAP operating expense is total costs and expenses. The GAAP measure most directly comparable to non-GAAP operating profit is earnings from operations. The GAAP measure most directly comparable to non-GAAP operating margin is operating margin. The GAAP measure most directly comparable to non-GAAP income tax rate is income tax rate. The GAAP measure most directly comparable to non-GAAP net earnings is net earnings. The GAAP measure most directly comparable to non-GAAP diluted net earnings per share is diluted net earnings per share. The GAAP measure most directly comparable to gross cash is cash and cash equivalents. The GAAP measure most directly comparable to free cash flow is cash flow from operations. The GAAP measure most directly comparable to normalized free cash flow is cash flow from operations. The GAAP measure most directly comparable to net capital expenditures is investment in property, plant and equipment. The GAAP measure most directly comparable to net debt and operating company net debt is total company debt. The GAAP measure most directly comparable to each of net cash and operating company net cash is cash and cash equivalents. Reconciliations of each of these non-GAAP financial measures to GAAP information are included in the tables above or elsewhere in the materials accompanying this news release.
Use and economic substance of non-GAAP financial measures used by Hewlett Packard Enterprise
Revenue on a constant currency basis assumes no change in the foreign exchange rate from the prior-year period. Revenue adjusted for divestitures and currency excludes revenue resulting from businesses divestitures in fiscal 2017, 2016 and 2015 and also assumes no change in the foreign exchange rate from the prior-year period. Non-GAAP operating expenses, non-GAAP operating profit, and non-GAAP operating margin are defined to exclude the effects of a gain on the MphasiS and H3C divestitures and any charges relating to the amortization of intangible assets, restructuring charges, charges relating to the separation and divestiture transactions, acquisition and other related charges and defined benefit plan settlement and remeasurement charges. Non-GAAP net earnings and non-GAAP diluted net earnings per share consist of net earnings or diluted net earnings per share excluding those same charges and valuation allowances and separation taxes, adjustments to loss from equity interest, tax indemnification adjustments and tax settlements. In addition, non-GAAP net earnings and non-GAAP diluted net earnings per share are adjusted by the amount of additional taxes or tax benefits associated with each non-GAAP item. Hewlett Packard Enterprise’s management uses these non-GAAP financial measures for purposes of evaluating Hewlett Packard Enterprise’s historical and prospective financial performance, as well as Hewlett Packard Enterprise’s performance relative to its competitors. Hewlett Packard Enterprise’s management also uses these non-GAAP measures to further its own understanding of Hewlett Packard Enterprise’s segment operating performance. Hewlett Packard Enterprise believes that excluding the items mentioned above from these non-GAAP financial measures allows Hewlett Packard Enterprise’s management to better understand Hewlett Packard Enterprise’s consolidated financial performance in relation to the operating results of Hewlett Packard Enterprise’s segments, as Hewlett Packard Enterprise’s management does not believe that the excluded items are reflective of ongoing operating results. More specifically, Hewlett Packard Enterprise’s management excludes each of those items mentioned above for the following reasons:

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Hewlett Packard Enterprise recorded a gain on the sale of its assets and liabilities identified as part of the H3C MphasiS transactions during fiscal 2016. Hewlett Packard Enterprise excludes these gains for purposes of calculating these non-GAAP measures because it believes that these one-time gains do not reflect the Company’s ongoing operational performance, thereby facilitating a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods

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Hewlett Packard Enterprise incurs charges relating to the amortization of intangible assets. Those charges are included in Hewlett Packard Enterprise’s GAAP earnings from operations, operating margin, net earnings and diluted net earnings per share. Such charges are significantly impacted by the timing and magnitude of Hewlett Packard Enterprise’s acquisitions and any related impairment charges. Consequently, Hewlett Packard Enterprise excludes these charges for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

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Restructuring charges are costs associated with a formal restructuring plan and are primarily related to (i) employee termination costs and benefits (ii) costs to vacate duplicative facilities and (iii) an accelerated employee stock compensation program. Hewlett Packard Enterprise excludes these restructuring costs (and any reversals of charges recorded in prior periods) for purposes of calculating these non-GAAP measures because it believes that these historical costs do not reflect expected future operating expenses and do not contribute to a meaningful evaluation of Hewlett Packard Enterprise’s current operating performance or comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

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Separation costs are expenses associated with HPI’s (formerly known as “Hewlett-Packard Company” or “HP Co.”) separation into two independent publicly-traded companies and the spin-off and merger transactions of the Enterprise Services business with CSC and the Software business with Micro Focus. The charges are primarily related to third-party consulting, contractor fees, early debt settlement costs, marketing and branding related expenses, and other incremental costs incurred to complete the transactions. Hewlett Packard Enterprise excludes these separation costs for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

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Hewlett Packard Enterprise incurs cost related to its acquisitions and divestitures, most of which are treated as non-cash or non-capitalized expenses. The charges are direct expenses such as professional fees and retention costs, as well as non-cash adjustments to the fair value of certain acquired assets such as inventory. Because non-cash or non-capitalized acquisition-related expenses are inconsistent in amount and frequency and are significantly impacted by the timing and nature of Hewlett Packard Enterprise’s acquisitions and divestitures, Hewlett Packard Enterprise believes that eliminating such expenses for purposes of calculating these non-GAAP measures facilitates a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s past operating performance.

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Adjustments to loss from equity interests includes purchase accounting adjustments and the amortization of the basis difference in relation to the H3C divestiture and the resulting equity method investment in H3C. Hewlett Packard Enterprise believes that eliminating these amounts for purposes of calculating non-GAAP operating profit facilitates a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

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Hewlett Packard Enterprise incurs defined benefit plan settlement and remeasurement charges relating to its defined pension plans. The charges are associated with the net settlement resulting from voluntary lump sum payments offered to certain terminated vested participants and remeasurement of plan assets in anticipation of the planned spin-off of the Enterprise Services business and merger with CSC, resulting in a decrease to the net periodic pension expense. Hewlett Packard Enterprise excludes these charges for the purpose of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

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Tax indemnification adjustments are related to changes in the indemnification positions between Hewlett Packard Enterprise and HPI that are recorded by the Company as pre-tax income or expense and not considered tax expense. Hewlett Packard Enterprise excludes these charges for the purpose of calculating these non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

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Tax settlements represent settlements of certain pre-separation Hewlett-Packard Company income tax liabilities shared with HP Inc. through the Tax Matters Agreement. The Company excluded this charge for the purpose of calculation non-GAAP measures to facilitate a more meaningful evaluation of Hewlett Packard Enterprise’s current operating performance and comparisons to Hewlett Packard Enterprise’s operating performance in other periods.

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As a result of the separation, Hewlett Packard Enterprise recorded net tax benefits comprising the reversal of a previously recorded valuation allowance, the write off of certain deferred taxes that will no longer provide any future benefits to the Company and the effect of a separation related tax deduction. Hewlett Packard Enterprise believes that eliminating these amounts for purposes of calculating non-GAAP net earnings facilitates a more meaningful comparison of Hewlett Packard Enterprise’s net earnings to other periods.

Material limitations associated with use of non-GAAP financial measures
These non-GAAP financial measures have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of Hewlett Packard Enterprise’s results as reported under GAAP. Some of the limitations in relying on these non-GAAP financial measures are:

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Items such as amortization of intangible assets, though not directly affecting Hewlett Packard Enterprise’s cash position, represent the loss in value of intangible assets over time. The expense associated with this loss in value is not included in non-GAAP operating expenses, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings or non-GAAP diluted net earnings per share, and therefore does not reflect the full economic effect of the loss in value of those intangible assets.

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Items such as restructuring charges and separation costs that are excluded from non-GAAP operating expenses, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings and non-GAAP diluted net earnings per share can have a material impact on the equivalent GAAP earnings measure and cash flows.

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Hewlett Packard Enterprise may not be able to immediately liquidate the short-term and long-term investments included in gross cash, which may limit the usefulness of gross cash as a liquidity measure.

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Other companies may calculate revenue on a constant currency basis, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings and non-GAAP diluted net earnings per share differently than Hewlett Packard Enterprise does, limiting the usefulness of those measures for comparative purposes.

Compensation for limitations associated with use of non-GAAP financial measures
Hewlett Packard Enterprise compensates for the limitations on its use of non-GAAP financial measures by relying primarily on its GAAP results and using non-GAAP financial measures only as supplement. Hewlett Packard Enterprise also provides a reconciliation of each non-GAAP financial measure to its most directly comparable GAAP measure within this news release and in other written materials that include these non-GAAP financial measures, and Hewlett Packard Enterprise encourages investors to review carefully those reconciliations.
Usefulness of non-GAAP financial measures to investors
Hewlett Packard Enterprise believes that providing revenue on a constant currency basis, revenue adjusted for divestitures and currency, non-GAAP operating expenses, non-GAAP operating profit, non-GAAP operating margin, non-GAAP income tax rate, non-GAAP net earnings, non-GAAP diluted net earnings per share, gross cash, free cash flow, normalized free cash flow, net capital expenditures, net debt, net cash, operating company net debt and operating company net cash financial measures to investors in addition to the related GAAP measures provides investors with greater transparency to the information used by Hewlett Packard Enterprise’s management in its financial and operational decision making and allows investors to see Hewlett Packard Enterprise’s results “through the eyes” of management. Hewlett Packard Enterprise further believes that providing this information better enables Hewlett Packard Enterprise’s investors to understand Hewlett Packard Enterprise’s operating performance and to evaluate the efficacy of the methodology and information used by Hewlett Packard Enterprise’s management to evaluate and measure such performance. Disclosure of these non-GAAP financial measures also facilitates comparisons of Hewlett Packard Enterprise’s operating performance with the performance of other companies in Hewlett Packard Enterprise’s industry that supplement their GAAP results with non-GAAP financial measures that may be calculated in a similar manner.